EXHIBIT 10.3

                                       1725 N. A1A, Suite C-115
                                       Jupiter, FL 33477
                                       (561) 744-5318                  ASSOCIATE
Rainforest                             (800) 835-0850                APPLICATION
Bio-Energetics /registered trademark/  FAX: (561) 575-7935             AGREEMENT

ASSOCIATE INFORMATION
                                                        ________________________
                                                        Day Number

                                                        ________________________
                                                        Evening Number

                                                        ________________________
                                                        FAX Number

____________________________________________________________________
SS# or Federal I.D.# (You will be assigned an Associate Reference #)

________________________________________________________________________________
Associate Name (Last, First, Middle)

________________________________________________________________________________
Co-Associate Name (Last, First, Middle)

________________________________________________________________________________
Mailing Address

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City                                          State                     Zip Code

________________________________________________________________________________
Shipping Address

________________________________________________________________________________
City                                          State                     Zip Code

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Your signature below indicates that you have carefully read this Agreement and that you willingly accept all the terms and conditions herein. A PARTICPANT IN THIS NETWORK MARKETING PLAN HAS A RIGHT TO CANCEL AT ANY TIME, REGARDLESS OF REASON. Please check on option:

         Option 1 [ ] Enclosed is $300.00 for the Quick Start Kit. See Quick
                      Start, pg. 17 in Discover the Treasure Booklet.

         Option 2 [ ] 1st Order and MAS (Monthly Autoship). Please send this order each month:

                           Illumination                 $28.00
                           Sumacazon                    $17.50
                           Una de Gato Capsules         $10.50
                                                       -----------
                                                        $56.00 + $5.00 Shipping

                                                 TOTAL: $61.00

                  I understand I may change or cancel this MAS order at any time.

         Option 3 [ ] I would like to order these products: ____________________

                                                            ____________________

Associate Signature ___________________________  Date __________________________

Co-Associate Signature ________________________  Date __________________________
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                         -------------------------------------------------------
Sponsor's Name           Check, Check by Fax, Money Order or Visa/MC or Discover

                         Visa/MC/Discover# _____________________________________
______________           Exp. Date _____________________________________________
                         Name __________________________________________________
                         Signature _____________________________________________

                         -------------------------------------------------------

                           For Internal Use Only               File#

Date Rec'd __________________                 Date Entered ____________________

I hereby apply to become an associate of the Rainforest Blo-Energetics (hereinafter "Company") marketing program. As an independent associate, I understand and agree that:

1.    I am of legal age in the state in which I enter this agreement.

2. I shall become a Company associate upon acceptance of this application by the Company. As an associate, I shall have the right to sell the services and products offered by the Company in accordance with the Company's marketing program and statement of policy, which may be amended and changed from time to time.

3. Upon notification to associates, the Company, at its discretion, may amend the profit plan, statement of policy, etc.

4. I have carefully reviewed the Company's marketing plan and policies and procedures, and acknowledge that they are incorporated as part of this agreement in their present form and as modified from time to time by the Company.

5. If he term of the Company associateship agreement is one year. Company associates, who wish to continue their associateships, must apply to renew their associate agreement annually.

6. An associate shall be entitled to cancel participation in the marketing program at any time and for any reason upon notice to the Company. Upon notification of cancellation or termination, the sponsoring associate or the Company will reimburse inventory and mandatory sales kit materials in accordance with its policies as stated in the Company s marketing program and statement of policy.

7. Upon acceptance of this application by the Company, I will be an independent contractor responsible for my own business and not an employee of the Company. I will not be treated as an employee in regard to any laws covering employees, including but not limited to the Federal Insurance Contributions Act, the Social Security Act, the Federal Unemployment Tax Act, income tax withholding at source or for any federal or state tax laws. It Is my responsibility to pay self-employment, state and federal income taxes as required by law.

8. I will not use the Company's trade name and/or trademark except in the advertising provided to me by the Company or in other advertising without prior written approval by the Company.

9. Any associate, who sponsors other associates, must fulfill the obligation of performing a bona fide supervisory, distributing and selling function in the sale or delivery of product to the ultimate consumer and in the training of those sponsored. Associate must have ongoing contact, communication and management supervision with his or her sales organization. Examples of such supervision may include, but are not limited to: newsletters, written correspondence, personal meetings, telephone contact, voice mail, electronic mail, training sessions, accompanying individuals to Company training and sharing genealogy information with those sponsored. Associates should be able to provide evidence to the Company semiannually of ongoing fulfillment of sponsor responsibilities.

10. The Company's program is built upon retail sales to the ultimate consumer. The Company also recognizes that associates may wish to also purchase product in reasonable amounts for their own personal or family use. For this reason, a retail sale for bonus purposes shall include sales to nonparticipants as well as sales to associates for personal or family use which are not made for purposes of qualification or advancement. It is company policy, however, to strictly prohibit the purchase of product or large quantities of inventory in unreasonable amounts solely for the purpose of qualifying for bonuses or advancement in the marketing program. Associates may not inventory load nor encourage others in the program to load up on inventory. Associates must fulfill published personal and downline retail sales requirements, as well as supervisory qualify for bonuses, overrides or advancements.

11. The associate acknowledges that associate is a wholly independent marketing representative who establishes and services retail customers for company products as an independent contractor.

      The position of associate does not constitute either a sale of a franchise or a associateship, and absolutely no fees have been or will be required from the associate for the right to distribute the Company's products pursuant to this agreement. This agreement is not intended and shall not be construed to create a relationship of employer-employee, agency, partnership, or joint venture between any associate, sponsor and/or the company.

      As an independent contractor, the associate shall:

      A. Abide by any and all federal, state, county and local laws, rules and regulations pertaining to this agreement and/or the acquisition, receipt, holding, selling, distributing or advertising of Company products.

      B. At the associate s own expense, make, execute or file all-such reports and obtain such licenses as are required by law or public authority with respect to this agreement and/or the receipt, holding, selling, distributing or advertising of Company products.

      C. Be solely responsible for declaration and payment of all local, state and federal taxes as may accrue because of the associate's activities in connection with this agreement.

12. No purchase or investment is necessary to become a Company associate other than the purchase of a associate sales kit which is sold "at Company cost." (Purchase is optional in North Dakota).

13.   Prior written approval from the Company is required for the following:

      A. To advertise Company products;

      B. For there to be more than one associate in an immediate family, household or business;

      C. Issuance of a position in a Company or corporate name.

14. The Company may immediately terminate an associate who discredits the Company's name, violates any requirement contained in this Agreement, Company Policy and Procedures, or training manuals or misrepresents the Company's products or business opportunity by making claims contrary to the Company's product literature and labels.

15. This agreement constitutes the entire agreement between the associate and the Company and no other additional promises, representations, guaranties or agreements of any kind shall be valid unless in writing.

16. This agreement shall be governed by the laws of the state of Florida, and all claims, disputes and other matters between the parties of this agreement shall be brought in Palm Beach County Court, in Jupiter, Florida, or in the U.S. District Court, in West Palm Beach, Florida.

17. I acknowledge that I have read and understand and agree to the terms set forth in this agreement.

18.   This agreement is not in force until accepted by the Company.